Income Taxes	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Income Taxes

12. Income taxes

The Company files its primary tax return in the United Kingdom (“the UK”). Its subsidiaries file income tax returns in the United

States (“the US”), Canada, and various other jurisdictions.

The consolidated effective tax rate was (0.9)% and 0.5% for the six months ended six months ended June 30, 2025 and 2024, respectively. The Company’s income tax expense was $494,247 and $142,856 for the six months ended June 30, 2025 and 2024, respectively. The consolidated effective tax rate for the six months ended June 30, 2025 differs from the UK federal statutory rate of 25% primarily due to the Company’s valuation allowance movement, income earned in jurisdictions subject to taxes at rates that differ from the UK federal statutory rate, and the impact of permanent book-to-tax differences and discrete one-time items recognized during the period. Discrete items include certain one-off transactions that are recognized separately from the estimated annual effective tax rate in accordance with ASC 740.

The effective tax rate for the six months ended June 30, 2024 differs from the statutory tax rate of 25%, primarily due to the Company’s valuation allowance movement during the six months ended June 30, 2024.

The Company evaluates its effective tax rate on a year-to-date basis at the end of each interim period and adjusts it as necessary based on changes in the estimated full-year results and material discrete items.